                                                             Exhibit 99.2

                                     CONSENT

     I hereby consent to being named in the Registration Statement on Form S-11
(No. 333-114675) filed by NorthStar Realty Finance Corp. ("NorthStar Realty")
and any amendments thereto as a person who will become a director of NorthStar
Realty.

     Dated: June 16, 2004

                                             /s/ Gary W. Brummett
                                          ---------------------------
                                                  (Signature)

                                                Gary W. Brummett
                                          ---------------------------
                                                      (Name)